Exhibit 10

SIXTH AMENDMENT AND TEMPORARY WAIVER AGREEMENT

This SIXTH AMENDMENT AND TEMPORARY WAIVER AGREEMENT (“Agreement”) dated as of August 18, 2006 (the “Effective Date”) is among Willbros Group, Inc., a Republic of Panama corporation (the “Company”), certain designated subsidiaries of the Company party hereto (together with the Company, the “Obligors”), the financial institutions party to the Credit Agreement (as defined below) from time to time (“Banks”), Calyon New York Branch (formerly known as Credit Lyonnais New York Branch), as administrative agent for the Banks (the “Administrative Agent”) and as issuing bank for the Banks (the “Issuing Bank”).

PRELIMINARY STATEMENTS

WHEREAS, reference is made to the Amended and Restated Credit Agreement dated as of March 12, 2004 among the Obligors, the Banks, the Issuing Bank, the Administrative Agent, Calyon New York Branch as Lead Arranger and Book Runner, and CIBC, Inc., as Syndication Agent, as amended by the First Amendment and Waiver dated as of August 6, 2004, the Second Amendment and Waiver dated as of July 19, 2005, the Third Amendment and Waiver dated as of November 23, 2005, the Fourth Amendment and Waiver dated as of December 21, 2005, and the Fifth Amendment and Waiver dated as of March 31, 2006 (as so amended, the “Credit Agreement”; the defined terms of which are used herein unless otherwise defined herein).

WHEREAS, the Obligors, the Issuing Bank, the Administrative Agent and the Banks wish to, subject to the terms and conditions of this Agreement, (i) reduce the Total Commitment under the Credit Agreement, (ii) acknowledge the existence of certain Events of Default, (iii) provide for a temporary waiver of such existing Events of Default, and (iv) agree to certain terms related to Letters of Credit under the Credit Agreement.

AGREEMENTS

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1. Amendments to Credit Agreement.

(a) Section 1.1. Section 1.1 of the Credit Agreement is amended by adding the following new terms in alphabetical order:

“Existing Letters of Credit” means the Letters of Credit issued and outstanding as of the Sixth Amendment Effective Date.

“L/C Limit” means, as of any date of determination, an amount equal to $50,000,000 minus the face amount of Existing Letters of Credit that have terminated, expired or been drawn since the Sixth Amendment Effective Date.

“Sixth Amendment” means the Sixth Amendment and Temporary Waiver Agreement dated as of the Sixth Amendment Effective Date and among the parties hereto.

“Sixth Amendment Effective Date” means August 18, 2006.

(b) Section 3.1(a). Section 3.1(a)(i) of the Credit Agreement is amended by replacing the reference to “$70,000,000” in clause (z) thereof with “L/C Limit”.

(c) Section 5.3(a). The lead in sentence to Section 5.3(a) of the Credit Agreement is deleted and replaced in its entirety with the following:

“(a) Other than as set forth in Section 5.3(d) below, each Borrower for which a Letter of Credit has been issued agrees to pay to the Agent for the ratable account of the Banks a letter of credit fee as follows:”

(d) Section 5.3(d). A new clause (d) is added to the end of Section 5.3 of the Credit Agreement to read as follows:

“(d) For each new Letter of Credit issued on or after the Sixth Amendment Effective Date and which is fully cash collateralized as required under the Sixth Amendment, each Borrower agrees to pay to the Agent for the ratable account of the Banks a letter of credit fee computed by multiplying 0.25% per annum times the undrawn amount of such new Letter of Credit. Such letter of credit fees shall accrue on the outstanding amount available under each such Letter of Credit from its issuance until the date such Letter of Credit expires or is fully drawn. Such letter of credit fees shall be due quarterly in arrears on each Quarterly Payment Date.”

(e) Reduction in Total Commitment. Notwithstanding the minimum and notice requirements set forth in the Credit Agreement, the Total Commitment is reduced to $50,000,000 (and each Bank’s Commitment is ratably reduced in accordance with such Bank’s Percentage Share of the total reduction).

(f) Annex A. Annex A to the Credit Agreement is replaced in its entirety with Annex A attached hereto to reflect the revised Commitments of the Banks after giving effect to the reduction of the Total Commitment to $50,000,000 and any previously effective Assignment and Assumption.

Section 2. Temporary Waiver.

(a) The Obligors hereby acknowledge the existence of the following Events of Default: (i) the Company’s failure to comply with Section 9.11(a) of the Credit Agreement (Financial Indebtedness to Total Capitalization ratio) for the fiscal quarter ended June 30, 2006, (ii) the Company’s failure to comply with Section 9.11(c) of the Credit Agreement (Senior Secured Financial Indebtedness to Adjusted EBITDA ratio) for the fiscal quarter ended June 30,

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2006, (iii) the Company’s failure to comply with Section 9.12 of the Credit Agreement (Consolidated Tangible Net Worth requirement) for the fiscal quarter ended June 30, 2006, and (iv) the Company’s failure to comply with Section 9.13 of the Credit Agreement (Fixed Charge Coverage Ratio) for the fiscal quarter ended June 30, 2006. Such Defaults and Events of Default shall be collectively referred to herein as the “Existing Defaults”.

(b) The Banks hereby agree, subject to the terms of this Agreement, to temporarily waive the Existing Defaults until the date (“Waiver Termination Date”) that is the earlier to occur of (i) September 30, 2006, and (ii) the date of the occurrence of a Waiver Default (as defined below). The waiver set forth in this Section 2(b) is temporary in nature and all such Existing Defaults shall, unless otherwise agreed to in writing by the Required Banks, be immediately and automatically reinstated on the Waiver Termination Date and shall constitute “Events of Default” under the Credit Agreement and the other Credit Documents. The waiver by the Banks described above is contingent upon the satisfaction of the conditions precedent set forth below and is limited to the Existing Defaults. This waiver is limited to the extent described herein and shall not be construed to be a consent to or a permanent waiver of the Existing Defaults or any other terms, provisions, covenants, warranties or agreements contained in the Credit Agreement or in any of the other Credit Documents or a waiver of any Default or Event of Default that may hereafter occur. The Banks reserve the right to exercise any rights and remedies available to them in connection with any other present or future defaults with respect to the Credit Agreement or any other provision of any Credit Document.

(c) Each Obligor hereby further agrees and acknowledges that (i) the Existing Defaults have not been permanently waived as a result of this Agreement and that such waiver is temporary in nature, and (ii) concurrent with the Waiver Termination Date, all rights and remedies of the Banks enjoined as a result of this Section 2 shall, unless otherwise agreed to in writing by the Required Banks, be reinstated.

(d) The following shall constitute a “Waiver Default” under this Agreement: (i) the failure of any Obligor to comply with any covenant or agreement contained in this Agreement, including without limitation, any agreement set forth in Section 3 below; (ii) any representation or warranty contained in this Agreement shall be incorrect in any material respect; or (iii) the existence of any Default or Event of Default (other than the Existing Defaults).

Section 3. Agreements on Letters of Credit. Each Obligor hereby acknowledges and agrees that, notwithstanding the temporary waiver of the Existing Defaults as set forth in this Agreement and notwithstanding any terms to the contrary contained in the Credit Agreement or any other Credit Document, (a) the Obligors shall, with respect to each new Letter of Credit requested by the Company (on behalf of itself or any other Obligor) on or after the Effective Date, deposit into the Cash Collateral Account, an amount of cash equal to the maximum face amount of such new Letter of Credit as security for the payment of the Letter of Credit Obligations, (b) the Issuing Bank shall not be obligated to issue such new Letter of Credit until such deposit is received and until all other conditions set forth in the Credit Agreement have been satisfied, (c) the Company may not request, on behalf of itself or any other Obligor, an increase to any Letter of Credit outstanding on the Effective Date and (d) the Issuing Bank shall not be obligated to issue any increases to such existing Letters of Credit.

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Section 4. Representations and Warranties. Each Obligor represents and warrants that (a) except for the representations and warranties which are made only as of a prior date, the representations and warranties set forth in the Credit Agreement and in the other Credit Documents are true and correct in all respects as of the Effective Date as if made on and as of such date; (b) the execution, delivery and performance of this Agreement are within the limited liability company, partnership or corporate power and authority of such Obligor and have been duly authorized by appropriate corporate action and proceedings; (c) this Agreement constitutes a legal, valid, and binding obligation of such Obligor enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (d) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement; (e) it has no defenses to the enforcement of the Guaranty; and (f) other than the Existing Defaults, no Default or Event of Default has occurred and is continuing.

Section 5. Effect on Credit Documents; Acknowledgments.

(a) Each Obligor acknowledges that on the date hereof all Obligations are payable without defense, offset, counterclaim or recoupment.

(b) The Administrative Agent and the Banks hereby expressly reserve all of their rights, remedies, and claims under the Credit Documents. Except to the extent provided in this Agreement, nothing in this Agreement shall constitute a waiver or relinquishment of (i) any Default or Event of Default (including, without limitation, any Existing Default) under any of the Credit Documents, (ii) any of the agreements, terms or conditions contained in any of the Credit Documents, (iii) any rights or remedies of the Administrative Agent, Issuing Bank or any Bank with respect to the Credit Documents, or (iv) the rights of the Administrative Agent, Issuing Bank or any Bank to collect the full amounts owing to them under the Credit Documents.

(c) Each party hereto does hereby adopt, ratify, and confirm the Credit Agreement and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect, and each Obligor acknowledges and agrees that its respective liabilities under the Credit Agreement, as amended hereby, or the Guaranty are not impaired in any respect by this Agreement or the waiver granted hereunder. This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement shall be a Default or Event of Default, as applicable, under the Credit Agreement.

Section 6. Reaffirmation of the Guaranty. Each Obligor that is a Guarantor hereby ratifies, confirms, and acknowledges that its obligations under the Guaranty are in full force and effect and that such Obligor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Guaranteed Debt.

Section 7. Effectiveness. This Agreement shall become effective, and the amendments, consents and waiver provisions provided for herein shall be effective as provided herein as of the Effective Date, upon the satisfaction of the following conditions precedent:

(a) The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of this Agreement, duly and validly executed and delivered by duly authorized officers of the Obligors, the Administrative Agent, the Issuing Bank, and the Required Banks.

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(b) No Default, other than the Existing Defaults, shall have occurred and be continuing as of the Effective Date.

(c) The representations and warranties in this Agreement shall be true and correct in all material respects.

(d) The Obligors shall have paid all fees and expenses of the Administrative Agent’s outside legal counsel and other consultants pursuant to all invoices presented for payment on or prior to the Effective Date

Section 8. Counterparts; Severability. This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Agreement may be executed by facsimile signature and all such signatures shall be effective as originals. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.

Section 9. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement and the Guaranty.

Section 10. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 11.Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY CREDIT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Section 12. Entire Agreement. This Agreement, the Credit Agreement, and the other Credit Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized representatives as of the Effective Date.

OBLIGORS:

WILLBROS GROUP, INC.

By:	/s/ Gay Stanley Mayeux
Name:	Gay Stanley Mayeux
Title:	Assistant Treasurer

WILLBROS U.S.A., INC.

By:	/s/ Gay Stanley Mayeux
Name:	Gay Stanley Mayeux
Title:	Vice President and Assistant Treasurer

WILLBROS INTERNATIONAL, INC. WILLBROS WEST AFRICA, INC. WILLBROS MIDDLE EAST, INC. WILLBROS MARINE ASSETS, INC. INTERNATIONAL PIPELINE EQUIPMENT, INC. WILLBROS CONSTRUCTORS, INC.

Each by:	/s/ Gay Stanley Mayeux
Name:	Gay Stanley Mayeux
Title:	Treasurer

WILLBROS (NIGERIA) LIMITED WILLBROS (OFFSHORE) NIGERIA LIMITED

Each by:	/s/ Gay Stanley Mayeux
Name:	Gay Stanley Mayeux
Title:	Authorized Representative

Signature page to Sixth Amendment

and Temporary Waiver Agreement

WILLBROS ENERGY SERVICES COMPANY

WILLBROS MT. WEST, INC. (individually and as successor by merger to Willbros Pacific Industrial Electric, Inc.)

WILLBROS GOVERNMENT SERVICES, INC.

    (f/k/a Willbros Operating Services Inc.)

WILLBROS RPI, INC.

WILLBROS PROCESS ELECTRIC AND CONTROL, INC.

WILLBROS MSI CANADA INC.

Each by:	/s/ Gay Stanley Mayeux
Name:	Gay Stanley Mayeux
Title:	Vice President and Treasurer

WILLBROS TRANSANDINA S.A.

By:	/s/ Gay Stanley Mayeux
Name:	Gay Stanley Mayeux
Title:	Alternate Director

WILLBROS ENGINEERS, INC. (individually and as successor by merger to Willbros Engineers SLC, Inc.)

By:	/s/ Gay Stanley Mayeux
Name:	Gay Stanley Mayeux
Title:	Assistant Treasurer

Signature page to Sixth Amendment

and Temporary Waiver Agreement

AGENT / ISSUING BANK:

CALYON NEW YORK BRANCH

By:	/s/ Page Dillehunt
Name:	Page Dillehunt
Title:	Managing Director

By:	/s/ Michael D. Willis
Name:	Michael D. Willis
Title:	Director

BANKS:

CALYON NEW YORK BRANCH

By:	/s/ Page Dillehunt
Name:	Page Dillehunt
Title:	Managing Director

By:	/s/ Michael D. Willis
Name:	Michael D. Willis
Title:	Director

Signature page to Sixth Amendment

and Temporary Waiver Agreement

ABU DHABI INTERNATIONAL BANK INC.

By:
Name:
Title:

Signature page to Sixth Amendment

and Temporary Waiver Agreement

ARAB BANKING CORPORATION (B.S.C.)

By:	/s/ Robert J. Ivosevich
Name:	Robert J. Ivosevich
Title:	General Manager

By:	/s/ Barbara C. Sanderson
Name:	Barbara C. Sanderson
Title:	Assistant General Manager/Credit

Signature page to Sixth Amendment

and Temporary Waiver Agreement

THE BANK OF NOVA SCOTIA

By:	/s/ V. Gibson
Name:	V. Gibson
Title:	Assistant Agent

Signature page to Sixth Amendment

and Temporary Waiver Agreement

BANK OF TEXAS, N.A.

By:	/s/ Edward H. Braddock
Name:	Edward H. Braddock
Title:	Senior Vice President

Signature page to Sixth Amendment

and Temporary Waiver Agreement

CIBC INC.

By:
Name:
Title:

Signature page to Sixth Amendment

and Temporary Waiver Agreement

COMMERCEBANK, N.A.

By:
Name:
Title:

By:
Name:
Title:

Signature page to Sixth Amendment

and Temporary Waiver Agreement

COMPASS BANK

By:
Name:	Eric E. Ensmann
Title:	Senior Vice President

Signature page to Sixth Amendment

and Temporary Waiver Agreement

JPMORGAN CHASE BANK

By:	/s/ Joel J. Landis
Name:	Joel J. Landis
Title:	Vice President

Signature page to Sixth Amendment

and Temporary Waiver Agreement

NATEXIS BANQUES POPULAIRES

By:	/s/ Timothy Polvado
Name:	Timothy Polvado
Title:	Vice President / Manager

By:	/s/ Louis P. Laville, III
Name:	Louis P. Laville, III
Title:	Vice President / Manager

Signature page to Sixth Amendment

and Temporary Waiver Agreement

RZB FINANCE, LLC

By:	/s/ Pamela E. Flynn
Name:	Pamela E. Flynn
Title:	Vice President

By:	/s/ Astrid Wilke
Name:	Astrid Wilke
Title:	Vice President

Signature page to Sixth Amendment

and Temporary Waiver Agreement

AMEGY BANK NATIONAL ASSOCIATION
(formerly known as Southwest Bank of Texas, NA)

By:	/s/ C. Ross Bartley
Name:	C. Ross Bartley
Title:	Vice President

Signature page to Sixth Amendment

and Temporary Waiver Agreement

ANNEX A

COMMITMENTS

Calyon New York Branch	$6,666,666.50
CIBC Inc.	$6,666,666.50
Bank of Texas, N.A.	$6,666,666.50
Arab Banking Corporation (B.S.C.)	$4,750,000.00
The Bank of Nova Scotia	$4,750,000.00
Amegy Bank National Association	$4,166,666.50
Commercebank, N.A.	$3,333,333.50
Compass Bank	$3,333,333.50
JPMorgan Chase Bank	$3,333,333.50
Natexis Banques Populaires	$3,333,333.50
Abu Dhabi International Bank Inc.	$1,666,666.50
RZB Finance, LLC	$1,666,666.50

TOTAL COMMITMENT:	$50,000,000

Annex A - Commitments